                                                                    Exhibit 10.1

                                 LAW OFFICES OF
                                MORTON S. TAUBMAN
                           1201 Fifteenth Street, N.W.
                                  Second Floor
                             Washington, D.C. 20005

                            TELEPHONE (202) 347-9090
                            TELECOPIER (202) 659-2679
                       E-mail address mtaubman@isiwdc.com

September 25, 2006

Geoffrey T. Chalmers, Esq.
33 Broad Street, Suite 1100
Boston, Ma 02109

          Re:  Termination of the Agreement and Plan of Merger (the "Agreement")
          entered  into by and between  GlobalOptions  Group,  Inc.  ("Global"),
          LocatePlus  Acquisition  Corporation  ("LPA"), and LocatePlus Holdings
          Corporation ("LocatePlus"), dated September 20, 2006.

Dear Mr. Chalmers:

         Based upon information shared by and between the parties to the
Agreement, subsequent to the date of execution, the respective Board of
Directors of Global, LPA and LocatePlus have decided to mutually terminate the
Agreement under Section 7.1(a) of said Agreement.

         The parties agree, as of the date hereof, all terms and conditions of the Agreement shall be null and void and no further effect, with the exception of Sections 5.4(b) and 5.6 of the Agreement, which shall survive the aforementioned mutual termination of the Agreement.

         The parties further agree that all the parties hereto fully release each other, and their respective employees, servants, and agents from any claims
(including attorney's fees, costs, and expenses of every kind and however denominated) which could have been asserted, or may assert in the future against one another or their respective, employees, servants, and agents, relating to the Agreement.

         If the above represents the agreement among the parties, I respectfully request that you have your client execute where indicated below and I will do the same with my client. We agree that this letter agreement may be signed in counterpart and forwarded to the undersigned in either fax form or PDF to be effective.

                             Respectfully submitted,

                             /s/ Morton S. Taubman
                             ---------------------------
                             Morton S. Taubman

Geoffrey T. Chalmers, Esq.
Page two
September 25, 2006

Terminate of the Agreement (defined in the caption, page 1)

AGREED TO AND ACCEPTED:

                 LOCATEPLUS HOLDINGS CORPORATION

                 By: /s/ Jon R. Latorella
                     -----------------------------------
                 Name: Jon R. Latorella
                 Title: President and Chief Executive Officer

                 GLOBALOPTIONS GROUP, INC.

                 By: /s/ Harvey Schiller
                     -----------------------------------
                 Name:  Harvey Schiller
                 Title: Chief Executive Officer

                 LOCATEPLUS ACQUISITION CORPORATION

                 By: /s/ Harvey Schiller
                     -----------------------------------
                 Name:  Harvey Schiller
                 Title: Chief Executive Officer